Exhibit 10.60
Contract #: 820019
SERVICE AGREEMENT
FOR RATE SCHEDULE CDS
This Service Agreement, made and entered into this ________ day of October, 2000, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called “Pipeline”) and UGI UTILITIES, INC. (herein called “Customer”, whether one or more),
W I T N E S S E T H:
WHEREAS, Customer desires Pipeline to transport natural gas for Customer’s account on a firm basis pursuant to the terms and conditions of Pipeline’s Rate Schedule CDS; and
WHEREAS, Pipeline desires to transport natural gas for Customer’s account on a firm basis pursuant to the terms and conditions of Pipeline’s Rate Schedule CDS; and
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:
ARTICLE I
SCOPE OF AGREEMENT
Subject to the terms, conditions and limitations hereof, of Pipeline’s Rate Schedule CDS, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Sections 2.3 and 2.4 of Pipeline’s Rate Schedule CDS, Pipeline shall deliver to those points on Pipeline’s system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), for Customer’s account, as requested for any day, natural gas quantities up to Customer’s MDQ. Customer’s MDQ is as follows:
For the period commencing on November 1, 2000 and continuing through October 31, 2001
Maximum Daily Quantity (MDQ) 10,000 dth; and
For the period commencing on November 1, 2001 and continuing through October 31, 2002
Maximum Daily Quantity (MDQ) 1,000 dth

SERVICE AGREEMENT
FOR RATE SCHEDULE CDS
(Continued)
Subject to variances as may be permitted by Sections 2.4 of Rate Schedule CDS or the General Terms and Conditions, Customer shall deliver to Pipeline and Pipeline shall receive, for Customer’s account, at those points on Pipeline’s system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) daily quantities of gas equal to the daily quantities delivered to Customer pursuant to this Service Agreement up to Customer’s MDQ, plus Applicable Shrinkage as specified in the General Terms and Conditions.
Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the MDQ.
In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule CDS and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer’s Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer’s MDQ, for Customer’s account, as requested on any day.
ARTICLE II
TERM OF AGREEMENT
The term of this Service Agreement shall commence on November 1, 2000, and shall continue in force and effect until October 31, 2002 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon one (1) year prior written notice to the other specifying a termination date of October 31, 2002 or any October 31, thereafter. Subject to Section 22 of Pipeline’s General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due;

SERVICE AGREEMENT
FOR RATE SCHEDULE CDS
(Continued)
provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.
THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER’S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.
Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline’s FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.
ARTICLE III
RATE SCHEDULE
This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule CDS and of the General Terms and Conditions of Pipeline’s FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.
Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline’s Rate Schedule CDS as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.
Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline’s Rate Schedule CDS, (b) Pipeline’s Rate Schedule CDS pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule CDS. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings

SERVICE AGREEMENT
FOR RATE SCHEDULE CDS
(Continued)
pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.
ARTICLE IV
POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY
The Point (s) of Receipt and Point (s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer’s Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline’s zones shall be specified in Exhibit C of the executed service agreement.
Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.
ARTICLE V
QUALITY
All natural gas tendered to Pipeline for Customer’s account shall conform to the quality specifications set forth in Section 5 of Pipeline’s General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline’s quality specifications, as expressly provided for in Section 5 of Pipeline’s General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer’s service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

SERVICE AGREEMENT
FOR RATE SCHEDULE CDS
(Continued)
ARTICLE VI
ADDRESSES
Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline’s FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

(a) Pipeline:	TEXAS EASTERN TRANSMISSION CORPORATION
5400 Westheimer Court
Houston, TX 77056-5310

(b) Customer:	UGI UTILITIES, INC.
100 Kachel Blvd.
P.O. Box 12677 Reading, PA 19612-2677
or such other address as either party shall designate by formal written notice.
ARTICLE VII
ASSIGNMENTS
Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

SERVICE AGREEMENT
FOR RATE SCHEDULE CDS
(Continued)
ARTICLE VIII
INTERPRETATION
The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.
This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.
ARTICLE IX
CANCELLATION OF PRIOR CONTRACT(S)
This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:
Not Applicable

SERVICE AGREEMENT
FOR RATE SCHEDULE CDS
(Continued)
IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

TEXAS EASTERN TRANSMISSION CORPORATION
By	PMT
ATTEST:

UGI UTILITIES, INC.
By
ATTEST:

Contract # 820019
EXHIBIT A, TRANSPORTATION PATHS
FOR BILLING PURPOSES, DATED                     ,
TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION (“Pipeline”)
AND UGI UTILITIES, INC. (“Customer”), DATED                     :
(1)	Customer’s firm Point(s) of Receipt:

Maximum Daily
Point		Receipt Obligation
of		(plus Applicable	Measurement
Receipt	Description	Shrinkage) dth	Responsibilities		Owner	Operator

72770	Lebanon Lateral Warren Co., OH	10,000 11/01/2000 – 10/31/2001 1,000 11/01/2001 – 10/31/2002	Tx East Trans	Tx East Trans	TETCO
(2)
Customer shall have Pipeline’s Master Receipt Point List (“MRPL”). Customer hereby agrees that Pipeline’s MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure Obligation as set forth in Section 6 of Pipeline’s General Terms and Conditions at such Point(s) of Receipt.

Transportation Path
Transportation	Path Quantity (Dth/D)
M2 to M3	10,000
11/1/2000 – 10/31/2001
1,000
11/1/2001 – 10/31/2002
SIGNED FOR IDENTIFICATION
PIPELINE:                                                              CBA
CUSTOMER:
SUPERSEDES EXHIBIT A DATED:

A-1

Contract # : 820019
EXHIBIT B, POINT(S) OF DELIVERY, DATED                     ,
TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION (“Pipeline”), AND
UGI UTILITIES, INC. (“Customer”),
DATED                     :

Maximum
		Daily	Delivery	Measurement
Point of		Delivery	Pressure	Responsi-
Delivery	Description	Obligation	Obligation	bilities	Owner	Operator
(dth)
1. 71987	UGI — Grantville – Hershey, PA - Lebanon CO., PA	10,000 11/01/2000 – 10/31/2001 1,000 11/01/2001 – 10/31/2002	At such pressure available in Pipeline’s facilities at the point of delivery, not to exceed the maximum allowable operating pressure	TEXAS EAST TRAN	TEXAS EAST TRAN	UGI UTILITIES INC.
SIGNED FOR IDENTIFICATION
PIPELINE:                                                             CBA
CUSTOMER:
SUPERSEDES EXHIBIT B DATED

B-1

Contract # : 820019
EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
DATED                     , TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION (“PIPELINE”) AND
UGI UTILITIES, INC. (“CUSTOMER”), DATED                     :
ZONE BOUNDARY ENTRY QUANTITY
Dth/D
For the period commencing on November 1, 2000 and continuing through October 31, 2001
To

FROM	STX	ETX	WLA	ELA	M1-24	M1-30	M1-TXG	M1-TGC	M2-24	M2-30	M2 -TXG	M2-TGC	M2	M3
STX
ETX
WLA
ELA
M1-24
M1-30
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2														10,000
M3

C-1

Contract # : 820019
EXHIBIT C (Continued)
UGI UTILITIES, INC.
ZONE BOUNDARY EXIT QUANTITY
Dth/D
TO

FROM	STX	ETX	WLA	ELA	M1-24	M1-30	M1-TXG	M1-TGC	M2-24	M2-30	M2-TXG	M2-TGC	M2	M3
STX
ETX
WLA
ELA
M1-24
M1-30
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2														10,000
M3

C-2

Contract # 820019
EXHIBIT C (Continued)
UGI UTILITIES, INC.
ZONE BOUNDARY ENTRY QUANTITY
Dth/D
For the period commencing on November 1, 2001 and continuing through October 31, 2002
To

FROM	STX	ETX	WLA	ELA	M1-24	M1-30	M1-TXG	M1-TGC	M2-24	M2-30	M2-TXG	M2-TGC	M2	M3
STX
ETX
WLA
ELA
M1-24
M1-30
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2 -TGC
M2														1,000
M3

Contract # : 820019
EXHIBIT C (Continued)
UGI UTILITIES, INC.
ZONE BOUNDARY EXIT QUANTITY
Dth/D
TO

FROM	STX	ETX	WLA	ELA	M1-24	M1-30	M1-TXG	M1-TGC	M2-24	M2-30	M2-TXG	M2-TGC	M2	M3
STX
ETX
WLA
ELA
M1-24
M1-30
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2														1,000
M3
SIGNED FOR IDENTIFICATION:
PIPELINE:                                                                                 CBA
CUSTOMER:
SUPERCEDES EXHIBIT C DATED

C-4